UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest Event reported): June 2, 2004

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	33-5203-D (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (405) 360-5047

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13c-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
BDO Siedman, LLP Letter

Item 4.01  Changes In Registrant’s Certifying Accountant

On June 23, 2004, Boundless Motor Sports Racing, Inc. (the Company) filed a current report on Form 8-K under Item 4 thereof to report that it had dismissed BDO Seidman, LLP as its independent auditors. The Company had requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether it agrees with the statements set forth in that Form 8-K and if not, stating the respects in which it does not agree.

A copy of the response letter received from BDO Seidman LLP indicating that it agrees with the Company’s statements made in response to Item 4 of the Form 8-K is attached to this Form 8-K/A as Exhibit 16.

Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

16.    BDO Siedman, LLP letter dated June 23, 2004.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: October 5, 2004	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Paul A. Kruger
		Name:	Paul A. Kruger
		Title:	CEO